UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2014

Date of reporting period:	July 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNGAX

Putnam International Value Fund

Semiannual report 12|31|13

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
International Value
Fund

Semiannual report
12 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish.

Investing in securities denominated in foreign currencies provides further diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund’s managers look for financially strong companies that appear to be priced attractively and are poised to experience positive changes. The fund’s goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the managers are supported by Putnam analysts based in Boston, London, and Singapore. In all decisions, the managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s managers seek stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow Examining company financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targeting those companies believed to offer attractive and sustainable cash flow.

2	International Value Fund	International Value Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	International Value Fund

Interview with your fund’s portfolio manager

What was the environment like for international value investing during the six months that ended December 31, 2013?

It was a positive environment, as most developed economies around the world experienced slow healing in a synchronized manner. Signs of recovery were most pronounced in the United States and Europe. The U.S. economic recovery solidified during the period, while Europe continued to expand after several quarters of contraction. The portfolio was well balanced across several sectors, with performance resulting mostly from our individual stock selection in Europe and Japan. In both countries, we worked to close the fund's underweight positions relative to the benchmark during the semiannual period, and that paid off in terms of performance.

In this environment, Putnam International Value Fund performed nearly in line with its benchmark, with the portfolio returning 18.51%, compared with the 19.67% return of the MSCI EAFE Value Index, and outperformed its Lipper peer average. Even though there was slight underperformance versus the benchmark, I am pleased by the return because we held high-quality stocks in the portfolio during a period when the riskier, lower-quality stocks outperformed. This was consistent with our approach of achieving return in the portfolio over the longer term.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

International Value Fund	5

Which sectors proved most helpful to overall performance?

During the six-month period, the consumer discretionary, financials, and health-care sectors were the top-performing sectors. In Europe, in particular, this was true. In the southern portion of the 17-nation eurozone, particularly in Spain and Italy, we uncovered financial stocks that had been devalued substantially in price, and we were able to buy some bank stocks at low prices and realize gains.

Toward the end of the period, shares of homebuilders performed well, particularly in the United Kingdom and Ireland. Governments in those countries took steps during the period to shore up their housing sectors because lending, like that in the United States, was not easy to get. Government loan-guarantee programs launched during the period in both the United Kingdom and Ireland, which helped to generate more loans and buoyed the housing market in both countries.

Europe seems to have turned a corner in a meaningful way during the period, posting positive GDP growth. What is your view of the macroeconomic picture in the region?

While the United States has been stronger for longer, Europe has fared much better than people expected just a short time ago. A year ago, there was talk of the eurozone dismantling. In Europe, the green shoots that sprouted in the economy earlier in 2013 are beginning to take root. By the end of the period, investors were no longer preparing for a collapse in the eurozone and were beginning to acquire European stocks.

You also achieved returns from your allocation to Japan, whose stock market has been buoyed by reforms taking place under Prime Minister Shinzō Abe. What kinds of

Allocations are shown as a percentage of the fund’s net assets as of 12/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	International Value Fund

Japanese companies helped performance during the period?

At the end of the semiannual period, we had a neutral weight to Japanese stocks within the portfolio versus the benchmark. Our strategy has been individual stock selection in Japan — and not a wholesale investment in Japan’s stock market. It is my opinion that the monetary and fiscal moves by the government and central bank are authentic and backed by commitment and resolve. The reforms have weakened the yen and stimulated the world’s third-largest economy out of its long period of economic stagnation. In the fourth quarter of 2013, I visited Japan and came away with the sense that government, corporate, and fiscal leaders at every level are fully committed to making these reforms work.

Our stock selection in Japan focused mainly on those exporters that can benefit from the weaker yen, making their exports more inexpensive to overseas buyers. We also found individual stocks that were faring slightly better than others and that received a boost during the period.

Let’s talk specifically about holdings that helped performance. What specific companies assisted in the fund’s outperformance?

The number one contributor during the period was the portfolio’s overweight position in ING, a large bank based in the Netherlands. The bank, which was bailed out by the Dutch government, has been undergoing a government-imposed restructuring by selling off some of its assets and streamlining its operations. With the financials sector in

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

International Value Fund	7

Europe gradually healing, it has been a good time to sell some of those assets, and, in my view, ING is positioned to become more of a “true blue” Netherlands savings bank. Investors saw the value in this, and bid up ING shares significantly during the period.

Another top contributor was Valeo, an auto parts manufacturer based in France. The company has become an increasingly important player as an original equipment maker for automakers in Europe and around the world. Its components have been increasingly in demand and, in today’s computerized vehicle, the company’s components work together synergistically as part of a vehicle’s overall system, giving Valeo increased market share. The stock has more than doubled over the past year, as the auto parts market has consolidated, and the company has emerged as a significant player.

Atresmedia, an out-of-benchmark holding, is a media company in Spain that has emerged as a significant player in that country’s television market. Until 2007, there was a significant amount of advertising spent in the television market in Spain. Then, when the global financial crisis hit, Spain’s TV advertising spending diminished to about half of what it once was. Since that time, there has been a significant consolidation in Spain’s public broadcast networks and Atresmedia has emerged as one of a small handful of broadcasters. What’s more, it is in the process of divesting some of its less profitable radio and print media operations. Now, the company is well positioned for the gradually improving climate, in my view, and enjoys massive leverage in Spain’s television market. We continue to hold a significant position in the company.

What were some holdings that detracted from the fund's relative performance?

The top detractor was Nissan, the Japanese automaker. In the portfolio, we were

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Value Fund

overweight Nissan and when the company disappointed with its third-quarter 2013 earnings, its stock lost a significant amount of its value. Fortunately, we started reducing our exposure to Nissan in the portfolio before the earnings disappointment was issued, but it still negatively affected the portfolio’s overall performance.

Another detractor was our overweight position in Sanofi, a France-based pharmaceutical company. The company had a disappointing third quarter in 2013 and because the riskier stocks were getting more investor attention in Europe during the period, shares of Sanofi, a comparatively “safer” large-cap stock, suffered.

The fund’s relative performance was also held back by our decision not to hold Banco Santander, a large Spanish bank with significant exposure in Latin America. As financial stocks in the southern portion of the eurozone began to perform better during the period, Banco Santander was part of that recovery. We missed out on the growth in the stock because we had deployed the portfolio’s assets elsewhere.

What is your near-term outlook for the international markets and the fund as we head into 2014?

For the most part, I remain bullish on the global economy. The economic data are generally positive. More normalized economic growth seems to be gaining traction in the United States, which should help support better economic growth elsewhere in the world. As I mentioned, I believe Europe is doing much better than it was a year ago, exhibiting modest economic growth and greater financial stability, although anemic corporate earnings remain a worrisome issue. We have greater confidence in the growth prospects for the United Kingdom. While Japan is taking strong steps to stabilize its long-withering economy, it still may need to do more to ensure ongoing growth. Emerging-market economies continue to struggle with the headwinds of slower economic growth and sluggish demand for the raw materials that are produced in many of these still-developing regions of the world.

In my opinion, earnings will become ever more important in the months ahead. We had a significant amount of equity market growth worldwide in 2013, with a rising tide lifting all boats. Now, I believe that investors want to see corporate profits follow suit. I believe that we are entering more of a classic stock-picker’s environment, where we will separate the winners from the losers.

Thank you, Darren, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

International Value Fund	9

IN THE NEWS

The rate of inflation remains extremely subdued in the world’s developed economies, despite record monetary stimulus efforts by central banks. Economic growth may be improving, but prices for goods and services have stayed remarkably steady. In December, the U.S. core inflation figure, which excludes gas and food prices, rose by 0.1%, while the eurozone’s core rate estimate for January was 0.8% — sparking fears of deflation amid a still-fragile European economic recovery. Deflation — a decline in prices — can lead consumers to postpone major purchases, placing a drag on economic growth, as was the case in Japan for decades. Very low inflation can also be unhealthy, reflecting weak demand that curtails wages, corporate profits, and overall growth. U.S. inflation has been below the Fed’s target rate of 2% for most of the past two years. In Europe, the situation is more challenging, with European Central Bank (ECB) forecasts showing that subdued inflation will persist for some time, with an average 1.3% rate into 2015, well below the ECB’s target of 2%.

10	International Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(12/2/13)	(12/2/13)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.62%	6.26%	6.24%	6.24%	5.84%	5.84%	6.09%	5.88%	6.36%	6.84%	6.84%	6.84%

10 years	77.56	67.35	67.13	67.13	64.67	64.67	69.05	63.13	73.32	82.08	82.09	82.04
Annual average	5.91	5.28	5.27	5.27	5.11	5.11	5.39	5.02	5.65	6.18	6.18	6.17

5 years	73.26	63.30	66.69	64.69	66.78	66.78	68.94	63.03	71.12	75.45	75.46	75.41
Annual average	11.62	10.31	10.76	10.49	10.77	10.77	11.06	10.27	11.34	11.90	11.90	11.90

3 years	28.20	20.83	25.35	22.35	25.38	25.38	26.44	22.02	27.37	29.23	29.23	29.20
Annual average	8.63	6.51	7.82	6.96	7.83	7.83	8.13	6.86	8.40	8.92	8.92	8.92

1 year	22.04	15.02	21.21	16.21	21.22	20.22	21.50	17.25	21.86	22.46	22.46	22.43

6 months	18.51	11.70	18.04	13.04	18.05	17.05	18.24	14.10	18.41	18.68	18.69	18.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Value Fund	11

Comparative index returns For periods ended 12/31/13

		Lipper International
		Large-Cap Value Funds
	MSCI EAFE Value Index (ND)	category average*

Annual average (life of fund)	6.33%	7.17%

10 years	92.48	92.29
Annual average	6.77	6.66

5 years	76.13	70.05
Annual average	11.99	11.11

3 years	27.08	20.93
Annual average	8.32	6.51

1 year	22.95	19.93

6 months	19.67	17.39

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/13, there were 90, 86, 81, 72, 33, and 14 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.156		$0.064	$0.077	$0.101		$0.129	$0.157	$0.157	$0.184

Capital gains	—		—	—	—		—	—	—	—

Total	$0.156		$0.064	$0.077	$0.101		$0.129	$0.157	$0.157	$0.184

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

6/30/13	$10.04	$10.65	$9.95	$9.96	$10.05	$10.41	$9.89	—	—	$10.06

12/2/13*	—	—	—	—	—	—	—	$11.60	$11.60	—

12/31/13	11.74	12.46	11.68	11.68	11.78	12.21	11.58	11.78	11.78	11.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and R6 shares.

12	International Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 6/30/13	1.35%	2.10%	2.10%	1.85%	1.60%	0.97%*	0.87%*	1.10%

Annualized expense ratio for
the six-month period ended
12/31/13†‡	1.37%	2.12%	2.12%	1.87%	1.62%	1.03%	0.93%	1.12%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 12/2/13 (commencement of operations) to 12/31/13.

‡ Includes an increase of 0.02% from annualizing the performance fee adjustment for the six months ended 12/31/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2013 (or, in the case of class R5 and class R6, from December 2, 2013 (commencement of operations)) to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$7.55	$11.65	$11.65	$10.29	$8.92	$0.86‡	$0.78‡	$6.17

Ending value (after expenses)	$1,185.10	$1,180.40	$1,180.50	$1,182.40	$1,184.10	$1,029.30	$1,029.30	$1,186.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13 (or, in the case of class R5 and R6 shares, the period from 12/2/13 (commencement of operations) to 12/31/13). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 7/1/13 to 12/31/13, they would have been higher.

International Value Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2013, use the following calculation method. To find the value of your investment on July 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.97	$10.76	$10.76	$9.50	$8.24	$5.24	$4.74	$5.70

Ending value (after expenses)	$1,018.30	$1,014.52	$1,014.52	$1,015.78	$1,017.04	$1,020.01	$1,020.52	$1,019.56

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13 (or, in the case of class R5 and R6 shares , the period from 12/2/13 (commencement of operations) to 12/31/13). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	International Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index which measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Value Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2013, Putnam employees had approximately $438,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	International Value Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

International Value Fund	17

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent

18	International Value Fund

Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort

International Value Fund	19

to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on

20	International Value Fund

investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

International Value Fund	21

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	3rd

For the one-year and three-year periods ended December 31, 2012, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 86, 81 and 67 funds, respectively, in your fund’s Lipper peer group. (When considering

22	International Value Fund

performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

International Value Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	International Value Fund

The fund’s portfolio 12/31/13 (Unaudited)

COMMON STOCKS (97.9%)*	Shares	Value

Aerospace and defense (0.9%)
Airbus Group NV (France)	26,287	$2,026,147

		2,026,147
Air freight and logistics (1.8%)
Deutsche Post AG (Germany)	112,191	4,091,110

		4,091,110
Airlines (0.6%)
Japan Airlines Co., Ltd. (Japan) UR	28,100	1,386,382

		1,386,382
Auto components (0.7%)
Valeo SA (France)	14,100	1,562,213

		1,562,213
Automobiles (3.8%)
Daimler AG (Registered Shares) (Germany)	34,733	3,006,517

Nissan Motor Co., Ltd. (Japan)	326,500	2,748,604

Toyota Motor Corp. (Japan)	45,200	2,750,532

		8,505,653
Beverages (0.5%)
Britvic PLC (United Kingdom)	103,293	1,187,096

		1,187,096
Building products (0.7%)
Cie de St-Gobain (France)	27,623	1,526,771

		1,526,771
Capital markets (0.9%)
UBS AG (Switzerland)	108,831	2,073,265

		2,073,265
Chemicals (2.2%)
Arkema (France)	16,476	1,929,793

BASF SE (Germany)	27,619	2,945,147

		4,874,940
Commercial banks (13.7%)
Australia & New Zealand Banking Group, Ltd. (Australia)	143,489	4,130,754

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	127,645	1,581,571

Banco Espirito Santo SA (Portugal) †	520,484	744,612

Bank of Ireland (Ireland) †	2,610,737	908,539

Barclays PLC (United Kingdom)	927,517	4,196,637

BNP Paribas SA (France)	22,943	1,796,499

Erste Group Bank AG (Czech Republic)	32,651	1,142,277

HSBC Holdings PLC (United Kingdom)	506,394	5,554,075

Lloyds Banking Group PLC (United Kingdom) †	1,102,641	1,441,232

Sberbank of Russia ADR (Russia)	156,607	1,977,821

Sumitomo Mitsui Financial Group, Inc. (Japan)	99,600	5,143,495

UniCredit SpA (Italy)	318,141	2,368,973

		30,986,485
Commercial services and supplies (0.5%)
Serco Group PLC (United Kingdom)	139,488	1,152,754

		1,152,754
Computers and peripherals (0.9%)
ASUSTeK Computer, Inc. (Taiwan)	125,000	1,125,536

Pegatron Corp. (Taiwan)	720,000	930,228

		2,055,764

International Value Fund	25

COMMON STOCKS (97.9%)* cont.	Shares	Value

Construction and engineering (1.6%)
Daelim Industrial Co., Ltd. (South Korea)	4,869	$434,790

Vinci SA (France)	46,268	3,048,781

		3,483,571
Construction materials (0.8%)
Buzzi Unicem SpA (Italy)	33,656	609,242

Holcim, Ltd. (Switzerland)	15,148	1,138,877

		1,748,119
Consumer finance (0.9%)
Credit Saison Co., Ltd. (Japan)	74,800	1,972,838

		1,972,838
Diversified financial services (4.0%)
Challenger, Ltd. (Australia)	245,513	1,359,918

ING Groep NV GDR (Netherlands) †	406,453	5,683,699

ORIX Corp. (Japan)	111,700	1,967,622

		9,011,239
Diversified telecommunication services (3.0%)
Jazztel PLC (Spain) †	161,796	1,735,127

TDC A/S (Denmark)	154,243	1,496,452

Telstra Corp., Ltd. (Australia)	302,500	1,418,333

Ziggo NV (Netherlands)	45,861	2,098,868

		6,748,780
Electrical equipment (0.5%)
Schneider Electric SA (France)	14,157	1,242,579

		1,242,579
Electronic equipment, instruments, and components (0.5%)
Hitachi, Ltd. (Japan)	154,000	1,167,590

		1,167,590
Energy equipment and services (0.4%)
Ezion Holdings, Ltd. (Singapore)	506,400	893,666

		893,666
Food and staples retail (0.8%)
Seven & I Holdings Co., Ltd. (Japan)	30,000	1,194,750

WM Morrison Supermarkets PLC (United Kingdom)	147,320	638,013

		1,832,763
Food products (2.0%)
Ajinomoto Co., Inc. (Japan)	64,000	927,395

Kerry Group PLC Class A (Ireland)	27,498	1,910,761

Nestle SA (Switzerland)	22,757	1,670,545

		4,508,701
Gas utilities (0.9%)
Tokyo Gas Co., Ltd. (Japan)	425,000	2,094,197

		2,094,197
Hotels, restaurants, and leisure (2.0%)
SJM Holdings, Ltd. (Hong Kong)	412,000	1,394,958

TUI Travel PLC (United Kingdom)	462,287	3,164,938

		4,559,896
Household durables (1.9%)
Alpine Electronics, Inc. (Japan)	59,900	840,809

Bellway PLC (United Kingdom)	89,530	2,336,637

Sekisui House, Ltd. (Japan)	81,000	1,134,165

		4,311,611
Industrial conglomerates (1.7%)
Siemens AG (Germany)	27,492	3,756,339

		3,756,339

26	International Value Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Insurance (9.6%)
ACE, Ltd.	28,786	$2,980,215

Admiral Group PLC (United Kingdom)	25,572	555,074

AIA Group, Ltd. (Hong Kong)	357,200	1,800,764

Allianz SE (Germany)	26,260	4,710,349

AXA SA (France)	108,130	3,016,090

Intact Financial Corp. (Canada)	23,500	1,534,662

MS&AD Insurance Group Holdings (Japan)	28,500	766,735

Prudential PLC (United Kingdom)	154,968	3,468,343

SCOR SE (France)	50,989	1,863,956

Tokio Marine Holdings, Inc. (Japan)	29,600	991,513

		21,687,701
IT Services (0.3%)
Amadeus IT Holding SA Class A (Spain)	17,021	729,079

		729,079
Leisure equipment and products (0.6%)
Sega Sammy Holdings, Inc. (Japan)	56,100	1,430,716

		1,430,716
Machinery (0.5%)
SMC Corp. (Japan)	4,700	1,187,211

		1,187,211
Media (3.6%)
Atresmedia Corporacion de Medios de Comunicacion, SA (Spain) †	92,962	1,538,253

Liberty Global PLC Ser. C (United Kingdom) †	20,000	1,686,400

Numericable SAS (France) †	31,038	1,127,252

WPP PLC (United Kingdom)	158,336	3,633,479

		7,985,384
Metals and mining (1.3%)
Fortescue Metals Group, Ltd. (Australia)	251,465	1,312,224

Glencore Xstrata PLC (United Kingdom)	304,399	1,582,426

		2,894,650
Multi-utilities (1.9%)
Centrica PLC (United Kingdom)	491,592	2,831,103

Veolia Environnement (France)	87,935	1,436,885

		4,267,988
Oil, gas, and consumable fuels (8.3%)
Canadian Natural Resources, Ltd. (Canada)	78,100	2,642,423

ENI SpA (Italy)	166,448	4,024,646

Origin Energy, Ltd. (Australia)	129,258	1,624,603

Royal Dutch Shell PLC Class A (United Kingdom)	247,841	8,833,924

Suncor Energy, Inc. (Canada)	50,300	1,763,400

		18,888,996
Pharmaceuticals (9.8%)
Astellas Pharma, Inc. (Japan)	46,100	2,731,535

AstraZeneca PLC (United Kingdom)	35,079	2,080,748

Bayer AG (Germany)	33,306	4,672,611

GlaxoSmithKline PLC (United Kingdom)	75,886	2,024,005

Roche Holding AG-Genusschein (Switzerland)	4,311	1,208,446

Sanofi (France)	69,580	7,406,510

Stada Arzneimittel AG (Germany)	20,672	1,024,152

Takeda Pharmaceutical Co., Ltd. (Japan)	22,300	1,023,687

		22,171,694

International Value Fund	27

COMMON STOCKS (97.9%)* cont.	Shares	Value

Real estate investment trusts (REITs) (1.4%)
Hibernia REIT PLC (Ireland) † R	1,170,185	$1,883,493

Shopping Centres Australasia Property Group (Australia) R	940,742	1,298,073

		3,181,566
Real estate management and development (1.9%)
Hongkong Land Holdings, Ltd. (Hong Kong)	200,000	1,184,032

Mitsubishi Estate Co., Ltd. (Japan)	79,000	2,367,379

Sun Hung Kai Properties, Ltd. (Hong Kong)	63,000	802,688

		4,354,099
Semiconductors and semiconductor equipment (2.0%)
NXP Semiconductor NV †	20,400	936,972

Samsung Electronics Co., Ltd. (South Korea)	1,417	1,852,012

SK Hynix, Inc. (South Korea) †	48,770	1,703,373

		4,492,357
Software (0.7%)
Nintendo Co., Ltd. (Japan)	12,000	1,604,608

		1,604,608
Textiles, apparel, and luxury goods (0.2%)
Moncler SpA (Italy) †	20,429	444,046

		444,046
Tobacco (1.7%)
Japan Tobacco, Inc. (Japan)	85,100	2,768,906

Philip Morris International, Inc.	12,500	1,089,125

		3,858,031
Trading companies and distributors (1.5%)
ITOCHU Corp. (Japan)	95,500	1,181,952

Mitsubishi Corp. (Japan)	115,100	2,209,091

		3,391,043
Wireless telecommunication services (4.4%)
KDDI Corp. (Japan)	22,700	1,400,013

SoftBank Corp. (Japan)	14,500	1,271,108

Vodafone Group PLC (United Kingdom)	1,873,686	7,365,602

		10,036,723

Total common stocks (cost $173,382,816)		$221,366,361

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Bonds 3 1/8s, February 15, 2042 [i]	$140,000	$122,349

Total U.S. treasury obligations (cost $122,349)		$122,349

SHORT-TERM INVESTMENTS (2.4%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.08% L	4,082,637	$4,082,637

SSgA Prime Money Market Fund 0.05% P	130,000	130,000

U.S. Treasury Bills zero %, June 26, 2014 [i]	$111,000	110,956

U.S. Treasury Bills with effective yields ranging from 0.11%
to 0.12%, November 13, 2014 ∆	208,000	207,818

U.S. Treasury Bills with an effective yield of 0.10%,
May 29, 2014 ∆	48,000	47,989

U.S. Treasury Bills with an effective yield of 0.10%,
May 1, 2014 ∆	151,000	150,974

28	International Value Fund

SHORT-TERM INVESTMENTS (2.4%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.10%,
April 3, 2014 ∆	$494,000	$493,913

U.S. Treasury Bills with effective yields ranging from 0.14%
to 0.15%, February 6, 2014 ∆	150,000	149,978

Total short-term investments (cost $5,374,171)		$5,374,265

TOTAL INVESTMENTS

Total investments (cost $178,879,336)		$226,862,975

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $226,204,948.

† Non-income-producing security.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

UR At the reporting period end, 7,200 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

At the close of the reporting period, the fund maintained liquid assets totaling $1,272,519 to cover certain derivatives contracts.

International Value Fund	29

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	23.7%	Spain	2.5%

Japan	19.5	Hong Kong	2.3

France	12.3	Ireland	2.1

Germany	10.7	South Korea	1.8

Australia	4.9	Taiwan	0.9

United States	4.5	Russia	0.9

Netherlands	3.4	Denmark	0.7

Italy	3.3	Czech Republic	0.5

Switzerland	2.7	Other	0.7

Canada	2.6	Total	100.0%

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $124,791,390) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	1/16/14	$7,403,515	$7,744,237	$(340,722)

Barclays Bank PLC
	British Pound	Buy	3/19/14	3,420,034	3,376,932	43,102

	Canadian Dollar	Sell	1/16/14	1,995,004	2,046,532	51,528

	Hong Kong Dollar	Buy	2/19/14	1,252,875	1,253,387	(512)

	Japanese Yen	Sell	2/19/14	3,103,828	3,354,754	250,926

	Norwegian Krone	Buy	3/19/14	991,114	985,082	6,032

	Singapore Dollar	Buy	2/19/14	949,176	963,885	(14,709)

	Swedish Krona	Buy	3/19/14	587,283	578,501	8,782

	Swiss Franc	Buy	3/19/14	18,956	18,662	294

Citibank, N.A.
	British Pound	Buy	3/19/14	2,143,148	2,117,120	26,028

	Danish Krone	Sell	3/19/14	700,258	698,037	(2,221)

	Euro	Sell	3/19/14	15,285,750	15,075,840	(209,910)

	Japanese Yen	Buy	2/19/14	50,209	53,760	(3,551)

Credit Suisse International
	Australian Dollar	Sell	1/16/14	4,320,635	4,522,720	202,085

	British Pound	Sell	3/19/14	3,180,214	3,141,637	(38,577)

	Canadian Dollar	Sell	1/16/14	99,567	102,336	2,769

	Euro	Buy	3/19/14	3,354,019	3,302,923	51,096

	Japanese Yen	Buy	2/19/14	6,348,057	6,797,695	(449,638)

	Norwegian Krone	Buy	3/19/14	2,231,787	2,218,217	13,570

	Swedish Krona	Buy	3/19/14	3,034,550	2,989,662	44,888

	Swiss Franc	Buy	3/19/14	2,900,095	2,854,979	45,116

Deutsche Bank AG
	Canadian Dollar	Sell	1/16/14	873,044	897,387	24,343

	Euro	Buy	3/19/14	4,662,143	4,580,206	81,937

30	International Value Fund

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $124,791,390) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Goldman Sachs International
	Japanese Yen	Buy	2/19/14	$4,142,532	$4,435,666	$(293,134)

HSBC Bank USA, National Association
	British Pound	Buy	3/19/14	562,723	555,669	7,054

	Euro	Sell	3/19/14	2,341,802	2,305,184	(36,618)

	JPMorgan Chase Bank N.A.
	British Pound	Buy	3/19/14	10,692,571	10,564,315	128,256

	Canadian Dollar	Sell	1/16/14	1,490,583	1,532,055	41,472

	Japanese Yen	Buy	2/19/14	47,396	50,736	(3,340)

	Singapore Dollar	Buy	2/19/14	1,748,899	1,776,551	(27,652)

	Swedish Krona	Buy	3/19/14	2,204,276	2,171,884	32,392

	State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/14	288,518	301,723	(13,205)

	Euro	Sell	3/19/14	1,604,030	1,579,615	(24,415)

	Israeli Shekel	Buy	1/16/14	1,017,029	1,012,691	4,338

	Japanese Yen	Buy	2/19/14	2,687,269	2,845,789	(158,520)

	Swedish Krona	Buy	3/19/14	81,364	80,126	1,238

	UBS AG
	British Pound	Sell	3/19/14	7,344,367	7,255,313	(89,054)

	Canadian Dollar	Sell	1/16/14	143,704	147,679	3,975

	Euro	Sell	3/19/14	2,087,578	2,032,644	(54,934)

	Swiss Franc	Buy	3/19/14	1,400,974	1,379,013	21,961

	WestPac Banking Corp.
	Australian Dollar	Buy	1/16/14	2,082,077	2,177,704	(95,627)

	British Pound	Buy	3/19/14	126,447	124,914	1,533

	Canadian Dollar	Sell	1/16/14	1,098,433	1,128,815	30,382

	Euro	Buy	3/19/14	3,224,982	3,176,105	48,877

	Japanese Yen	Sell	2/19/14	7,923,169	8,482,708	559,539

	Total					$(122,826)

International Value Fund	31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$3,257,698	$25,541,821	$—

Consumer staples	1,089,125	10,297,466	—

Energy	4,405,823	15,376,839	—

Financials	6,398,370	66,868,823	—

Health care	—	22,171,694	—

Industrials	—	23,243,907	—

Information technology	936,972	9,112,426	—

Materials	—	9,517,709	—

Telecommunication services	—	16,785,503	—

Utilities	—	6,362,185	—

Total common stocks	16,087,988	205,278,373	—

U.S. treasury obligations	$—	$122,349	$—

Short-term investments	4,212,637	1,161,628	—

Totals by level	$20,300,625	$206,562,350	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(122,826)	$—

Totals by level	$—	$(122,826)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

32	International Value Fund

Statement of assets and liabilities 12/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $174,796,699)	$222,780,338
Affiliated issuers (identified cost $4,082,637) (Notes 1 and 5)	4,082,637

Foreign currency (cost $13,060) (Note 1)	13,021

Dividends, interest and other receivables	361,745

Foreign tax reclaim	121,993

Receivable for shares of the fund sold	53,552

Unrealized appreciation on forward currency contracts (Note 1)	1,733,513

Total assets	229,146,799

LIABILITIES

Payable for shares of the fund repurchased	130,806

Payable for compensation of Manager (Note 2)	132,919

Payable for custodian fees (Note 2)	14,215

Payable for investor servicing fees (Note 2)	35,429

Payable for Trustee compensation and expenses (Note 2)	152,413

Payable for administrative services (Note 2)	1,483

Payable for distribution fees (Note 2)	139,815

Unrealized depreciation on forward currency contracts (Note 1)	1,856,339

Collateral on certain derivative contracts, at value (Note 1)	363,305

Other accrued expenses	115,127

Total liabilities	2,941,851

Net assets	$226,204,948

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$475,517,539

Undistributed net investment income (Note 1)	1,176,303

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(298,358,724)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	47,869,830

Total — Representing net assets applicable to capital shares outstanding	$226,204,948

(Continued on next page)

International Value Fund	33

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($194,098,144 divided by 16,529,785 shares)	$11.74

Offering price per class A share (100/94.25 of $11.74)*	$12.46

Net asset value and offering price per class B share ($7,941,297 divided by 679,782 shares)**	$11.68

Net asset value and offering price per class C share ($9,813,812 divided by 840,235 shares)**	$11.68

Net asset value and redemption price per class M share ($3,560,728 divided by 302,391 shares)	$11.78

Offering price per class M share (100/96.50 of $11.78)*	$12.21

Net asset value, offering price and redemption price per class R share
($2,637,698 divided by 227,833 shares)	$11.58

Net asset value, offering price and redemption price per class R5 share
($10,293 divided by 874 shares)	$11.78

Net asset value, offering price and redemption price per class R6 share
($10,295 divided by 874 shares)	$11.78

Net asset value, offering price and redemption price per class Y share
($8,132,681 divided by 691,962 shares)	$11.75

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34	International Value Fund

Statement of operations Six months ended 12/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $146,072)	$1,966,141

Interest (including interest income of $1,250 from investments in affiliated issuers) (Note 5)	1,860

Securities lending (Note 1)	2,754

Total investment income	1,970,755

EXPENSES

Compensation of Manager (Note 2)	778,611

Investor servicing fees (Note 2)	256,302

Custodian fees (Note 2)	18,355

Trustee compensation and expenses (Note 2)	7,818

Distribution fees (Note 2)	339,103

Administrative services (Note 2)	3,404

Other	151,927

Total expenses	1,555,520

Expense reduction (Note 2)	(9,112)

Net expenses	1,546,408

Net investment income	424,347

Net realized gain on investments (Notes 1 and 3)	7,540,088

Net realized loss on foreign currency transactions (Note 1)	(581,017)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	806,810

Net unrealized appreciation of investments during the period	28,065,381

Net gain on investments	35,831,262

Net increase in net assets resulting from operations	$36,255,609

The accompanying notes are an integral part of these financial statements.

International Value Fund	35

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/13*	Year ended 6/30/13

Operations:
Net investment income	$424,347	$3,431,997

Net realized gain on investments
and foreign currency transactions	6,959,071	15,988,125

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	28,872,191	15,713,719

Net increase in net assets resulting from operations	36,255,609	35,133,841

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,552,423)	(2,289,213)

Class B	(43,399)	(45,349)

Class C	(64,384)	(48,812)

Class M	(31,240)	(25,100)

Class R	(28,883)	(26,071)

Class R5	(135)	—

Class R6	(135)	—

Class Y	(124,792)	(84,400)

Increase in capital from settlement payments	24,743	—

Redemption fees (Note 1)	—	1,141

Decrease from capital share transactions (Note 4)	(8,170,125)	(24,795,871)

Total increase in net assets	25,264,836	7,820,166

NET ASSETS

Beginning of period	200,940,112	193,119,946

End of period (including undistributed net investment
income of $1,176,303 and $3,597,347, respectively)	$226,204,948	$200,940,112

* Unaudited

The accompanying notes are an integral part of these financial statements.

36	International Value Fund

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International Value Fund	37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of
	Net asset		Net realized										Ratio of	net investment
	value,		and unrealized	Total from	From net						Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees	reimbursements	end of period	value (%) [c]	(in thousands)	assets (%) [e]	net assets (%)	turnover (%)

Class A
December 31, 2013**	$10.04	.03	1.83	1.86	(.16)	—	(.16)	—	— [m]	$11.74	18.51 *	$194,098	.69 *	.23 *	19 *
June 30, 2013	8.54	.17	1.46	1.63	(.13)	—	(.13)	— [b]	—	10.04	19.10	172,723	1.35	1.75	39
June 30, 2012	10.53	.18	(1.73)	(1.55)	(.46)	—	(.46)	— [b]	.02 [f,g]	8.54	(14.26)	167,513	1.37 [d]	2.00 [d]	45
June 30, 2011	7.88	.15	2.63	2.78	(.13)	—	(.13)	— [b]	— [h,i]	10.53	35.44	241,467	1.37 [d]	1.56 [d]	52
June 30, 2010	7.67	.16	.07	.23	(.03)	—	(.03)	— [b]	.01 [j]	7.88	3.08	222,114	1.47 [d]	1.81 [d]	87
June 30, 2009	12.54	.18	(4.96)	(4.78)	(.12)	— [b]	(.12)	— [b]	.03 [k,l]	7.67	(37.76)	271,778	1.34 [d]	2.11 [d]	92

Class B
December 31, 2013**	$9.95	(.02)	1.81	1.79	(.06)	—	(.06)	—	— [m]	$11.68	18.04 *	$7,941	1.07 *	(.15) *	19 *
June 30, 2013	8.45	.09	1.46	1.55	(.05)	—	(.05)	— [b]	—	9.95	18.36	7,549	2.10	.92	39
June 30, 2012	10.39	.10	(1.69)	(1.59)	(.37)	—	(.37)	— [b]	.02 [f,g]	8.45	(14.94)	8,624	2.12 [d]	1.16 [d]	45
June 30, 2011	7.77	.07	2.59	2.66	(.04)	—	(.04)	— [b]	— [h,i]	10.39	34.31	15,096	2.12 [d]	.72 [d]	52
June 30, 2010	7.59	.09	.08	.17	—	—	—	— [b]	.01 [j]	7.77	2.37	17,728	2.22 [d]	1.00 [d]	87
June 30, 2009	12.29	.11	(4.84)	(4.73)	—	—	—	— [b]	.03 [k,l]	7.59	(38.24)	27,912	2.09 [d]	1.30 [d]	92

Class C
December 31, 2013**	$9.96	(.02)	1.82	1.80	(.08)	—	(.08)	—	— [m]	$11.68	18.05 *	$9,814	1.07 *	(.15) *	19 *
June 30, 2013	8.47	.10	1.45	1.55	(.06)	—	(.06)	— [b]	—	9.96	18.28	8,342	2.10	1.03	39
June 30, 2012	10.43	.11	(1.71)	(1.60)	(.38)	—	(.38)	— [b]	.02 [f,g]	8.47	(14.95)	7,694	2.12 [d]	1.23 [d]	45
June 30, 2011	7.81	.08	2.60	2.68	(.06)	—	(.06)	— [b]	— [h,i]	10.43	34.31	11,310	2.12 [d]	.81 [d]	52
June 30, 2010	7.63	.09	.08	.17	—	—	—	— [b]	.01 [j]	7.81	2.36	10,352	2.22 [d]	1.06 [d]	87
June 30, 2009	12.37	.11	(4.86)	(4.75)	(.02)	— [b]	(.02)	— [b]	.03 [k,l]	7.63	(38.16)	13,116	2.09 [d]	1.37 [d]	92

Class M
December 31, 2013**	$10.05	— [b]	1.83	1.83	(.10)	—	(.10)	—	— [m]	$11.78	18.24 *	$3,561	.94 *	(.02) *	19 *
June 30, 2013	8.54	.12	1.46	1.58	(.07)	—	(.07)	— [b]	—	10.05	18.57	3,240	1.85	1.23	39
June 30, 2012	10.52	.12	(1.71)	(1.59)	(.41)	—	(.41)	— [b]	.02 [f,g]	8.54	(14.70)	3,251	1.87 [d]	1.41 [d]	45
June 30, 2011	7.88	.11	2.61	2.72	(.08)	—	(.08)	— [b]	— [h,i]	10.52	34.63	5,337	1.87 [d]	1.08 [d]	52
June 30, 2010	7.68	.12	.07	.19	—	—	—	— [b]	.01 [j]	7.88	2.60	4,648	1.97 [d]	1.32 [d]	87
June 30, 2009	12.47	.13	(4.91)	(4.78)	(.04)	— [b]	(.04)	— [b]	.03 [k,l]	7.68	(38.06)	5,525	1.84 [d]	1.59 [d]	92

Class R
December 31, 2013**	$9.89	.01	1.81	1.82	(.13)	—	(.13)	—	— [m]	$11.58	18.41 *	$2,638	.82 *	.10 *	19 *
June 30, 2013	8.41	.15	1.44	1.59	(.11)	—	(.11)	— [b]	—	9.89	18.91	2,447	1.60	1.54	39
June 30, 2012	10.38	.16	(1.71)	(1.55)	(.44)	—	(.44)	— [b]	.02 [f,g]	8.41	(14.51)	2,015	1.62 [d]	1.81 [d]	45
June 30, 2011	7.78	.13	2.59	2.72	(.12)	—	(.12)	— [b]	— [h,i]	10.38	35.00	2,560	1.62 [d]	1.38 [d]	52
June 30, 2010	7.58	.14	.06	.20	(.01)	—	(.01)	— [b]	.01 [j]	7.78	2.80	1,928	1.72 [d]	1.58 [d]	87
June 30, 2009	12.40	.17	(4.91)	(4.74)	(.11)	— [b]	(.11)	— [b]	.03 [k,l]	7.58	(37.90)	2,057	1.59 [d]	2.14 [d]	92

Class R5
December 31, 2013**†	$11.60	— [b]	.34	.34	(.16)	—	(.16)	—	— [m]	$11.78	2.93 *	$10	.08 *	(.02) *	19 *

Class R6
December 31, 2013**†	$11.60	— [b]	.34	.34	(.16)	—	(.16)	—	— [m]	$11.78	2.93 *	$10	.08 *	(.01) *	19 *

Class Y
December 31, 2013**	$10.06	.04	1.83	1.87	(.18)	—	(.18)	—	— [m]	$11.75	18.66 *	$8,133	.56 *	.35 *	19 *
June 30, 2013	8.55	.21	1.45	1.66	(.15)	—	(.15)	— [b]	—	10.06	19.48	6,638	1.10	2.14	39
June 30, 2012	10.56	.20	(1.74)	(1.54)	(.49)	—	(.49)	— [b]	.02 [f,g]	8.55	(14.14)	4,023	1.12 [d]	2.24 [d]	45
June 30, 2011	7.91	.19	2.62	2.81	(.16)	—	(.16)	— [b]	— [h,i]	10.56	35.66	5,455	1.12 [d]	1.90 [d]	52
June 30, 2010	7.69	.16	.10	.26	(.05)	—	(.05)	— [b]	.01 [j]	7.91	3.45	4,168	1.22 [d]	1.79 [d]	87
June 30, 2009	12.61	.22	(5.01)	(4.79)	(.16)	— [b]	(.16)	— [b]	.03 [k,l]	7.69	(37.62)	31,021	1.09 [d]	2.70 [d]	92

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	International Value Fund	International Value Fund	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 2, 2013 (commencement of operations) to December 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. For the periods ended June 30, 2011 and June 30, 2012, the amount reflects the waiver, by Putnam Management, of certain proxy related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

June 30, 2012	<0.01%

June 30, 2011	0.03

June 30, 2010	0.06

June 30, 2009	0.17

e Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.01 per share outstanding on July 21, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

h Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.01 per share outstanding as of May 21, 2009.

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.02 per share outstanding as of June 23, 2009.

m Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC and Morgan Stanley & Co., which amounted to less than $0.01 per share outstanding as of November 27, 2013.

The accompanying notes are an integral part of these financial statements.

40	International Value Fund

Notes to financial statements 12/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2013 through December 1, 2013.

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering R5 and R6 classes of shares on December 2, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

International Value Fund	41

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized

42	International Value Fund

between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,290,381 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $911,674.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be

International Value Fund	43

made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2013, the fund had a capital loss carryover of $303,343,081 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$124,727,493	N/A	$124,727,493	June 30, 2017

178,615,588	N/A	178,615,588	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $180,854,050, resulting in gross unrealized appreciation and depreciation of $49,386,541 and $3,377,616, respectively, or net unrealized appreciation of $46,008,925.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

44	International Value Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective July 1, 2011, the fund’s benchmark index is the MSCI EAFE Value Index (ND). Before July 1, 2011, the fund’s benchmark index was the S&P Developed/Ex-U.S. LargeMidCap Value Index. Because the performance adjustment is based on a rolling thirty-six month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (S&P Developed/Ex-U.S. LargeMidCap Value Index) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI EAFE Value Index (ND)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

International Value Fund	45

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.351% of the fund’s average net assets before an increase of $19,390 (0.009% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$220,008	Class R5	1

Class B	9,305	Class R6	—

Class C	10,903	Class Y	8,930

Class M	4,127	Total	$256,302

Class R	3,028

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $101 under the expense offset arrangements and by $9,011 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $148, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

46	International Value Fund

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$233,665	Class M	13,150

Class B	39,510	Class R	6,428

Class C	46,350	Total	$339,103

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,536 and $153 from the sale of class A and class M shares, respectively, and received $1,163 and $162 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $39,020,756 and $50,994,048, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/13		Year ended 6/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	386,288	$4,297,979	1,034,685	$10,137,968

Shares issued in connection with
reinvestment of distributions	210,401	2,430,132	222,932	2,169,099

	596,689	6,728,111	1,257,617	12,307,067

Shares repurchased	(1,265,777)	(14,015,140)	(3,682,011)	(35,310,334)

Net decrease	(669,088)	$(7,287,029)	(2,424,394)	$(23,003,267)

	Six months ended 12/31/13		Year ended 6/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	21,254	$232,607	63,190	$608,143

Shares issued in connection with
reinvestment of distributions	3,653	41,967	4,454	43,112

	24,907	274,574	67,644	651,255

Shares repurchased	(103,788)	(1,134,077)	(329,008)	(3,152,466)

Net decrease	(78,881)	$(859,503)	(261,364)	$(2,501,211)

International Value Fund	47

	Six months ended 12/31/13		Year ended 6/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	44,942	$493,209	113,694	$1,108,854

Shares issued in connection with
reinvestment of distributions	4,832	55,519	4,322	41,883

	49,774	548,728	118,016	1,150,737

Shares repurchased	(47,166)	(520,172)	(188,961)	(1,807,786)

Net increase (decrease)	2,608	$28,556	(70,945)	$(657,049)

	Six months ended 12/31/13		Year ended 6/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	6,465	$71,613	4,722	$45,125

Shares issued in connection with
reinvestment of distributions	2,646	30,638	2,470	24,108

	9,111	102,251	7,192	69,233

Shares repurchased	(29,109)	(326,443)	(65,542)	(624,947)

Net decrease	(19,998)	$(224,192)	(58,350)	$(555,714)

	Six months ended 12/31/13		Year ended 6/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	23,577	$258,319	57,235	$546,902

Shares issued in connection with
reinvestment of distributions	2,463	28,056	2,564	24,616

	26,040	286,375	59,799	571,518

Shares repurchased	(45,590)	(493,020)	(51,869)	(495,882)

Net increase (decrease)	(19,550)	$(206,645)	7,930	$75,636

		For the period 12/2/13
		(commencement of operations)
			to 12/31/13

Class R5		Shares		Amount

Shares sold			862	$10,000

Shares issued in connection with reinvestment of distributions			12	135

			874	10,135

Shares repurchased			—	—

Net increase			874	$10,135

		For the period 12/2/13
		(commencement of operations)
			to 12/31/13

Class R6		Shares		Amount

Shares sold			862	$10,000

Shares issued in connection with reinvestment of distributions			12	135

			874	10,135

Shares repurchased			—	—

Net increase			874	$10,135

48	International Value Fund

	Six months ended 12/31/13		Year ended 6/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	93,119	$1,025,248	267,159	$2,600,067

Shares issued in connection with
reinvestment of distributions	10,013	115,753	8,127	79,153

	103,132	1,141,001	275,286	2,679,220

Shares repurchased	(70,822)	(782,583)	(85,937)	(833,486)

Net increase	32,310	$358,418	189,349	$1,845,734

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	874	100%	$10,293

Class R6	874	100	10,295

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$1,686,798	$27,619,876	$25,224,037	$1,250	$4,082,637

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$140,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$1,733,513	Payables	$1,856,339

Total		$1,733,513		$1,856,339

International Value Fund	49

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(511,774)	$(511,774)

Total	$(511,774)	$(511,774)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$768,528	$768,528

Total	$768,528	$768,528

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$360,664	$26,028	$359,524	$106,280	$—	$7,054	$202,120	$5,576	$25,936	$640,331	$1,733,513

Total Assets	$—	$360,664	$26,028	$359,524	$106,280	$—	$7,054	$202,120	$5,576	$25,936	$640,331	$1,733,513

Liabilities:

Forward currency contracts#	340,722	15,221	215,682	488,215	—	293,134	36,618	30,992	196,140	143,988	95,627	1,856,339

Total Liabilities	$340,722	$15,221	$215,682	$488,215	$—	$293,134	$36,618	$30,992	$196,140	$143,988	$95,627	$1,856,339

Total Financial and Derivative Net Assets	$(340,722)	$345,443	$(189,654)	$(128,691)	$106,280	$(293,134)	$(29,564)	$171,128	$(190,564)	$(118,052)	$544,704	$(122,826)

Total collateral received (pledged)##†	$(340,722)	$233,305	$(129,977)	$(128,691)	$106,280	$(250,950)	$—	$—	$—	$(39,989)	$—	$(550,744)

Net amount	$—	$112,138	$(59,677)	$—	$—	$(42,184)	$(29,564)	$171,128	$(190,564)	$(78,063)	$544,704	$427,918

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (See Note 1 to the financial statements)

##Any over-collateralization of total financial and derivative net assets is not shown.

50	International Value Fund	International Value Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52	International Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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U.S. POSTAGE PAID
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PERMIT NO. 600

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SA024
285155 2/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014